Exhibit 99.1








                             NEW ENERGY CORPORATION
                          (A Development Stage Company)

                              FINANCIAL STATEMENTS

                                OCTOBER 31, 2001

                             NEW ENERGY CORPORATION
                          (A Development Stage Company)
                              FINANCIAL STATEMENTS
                                OCTOBER 31, 2001


                                      INDEX


Independent auditors' report                                                   1

Balance sheet                                                                  2

Statement of operations                                                        3

Statement of stockholders' equity                                              4

Statement of cash flows                                                        5

Notes to financial statements                                             6 - 13

                          INDEPENDENT AUDITORS' REPORT


TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF
NEW ENERGY CORPORATION

We have audited the accompanying balance sheet of New Energy Corporation (A Development Stage Company) as of October 31, 2001, and the related statements of operations, stockholders' equity, and cash flows for the period from inception (September 24, 2001) to October 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of New Energy Corporation as of October 31, 2001, and the results of its operations and its cash flows for the period from inception (September 24, 2001) to October 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the accompanying financial statements, the Company has no established source of revenue, which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also discussed in
Note 1. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                                        MERDINGER, FRUCHTER, ROSEN & CORSO, P.C.
                                        Certified Public Accountants


Los Angeles, California
March 14, 2002

                             NEW ENERGY CORPORATION
                          (A Development Stage Company)
                                  BALANCE SHEET
                                OCTOBER 31, 2001





      ASSETS
CURRENT ASSETS
  Cash and cash equivalents                                            $     --
  Inventory                                                              10,000
                                                                       --------

      TOTAL ASSETS                                                     $ 10,000
                                                                       ========

       LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
    Accounts payable and accrued expenses                              $  2,500
                                                                       --------

Commitments and contingencies                                                --

STOCKHOLDERS' EQUITY
    Common stock, no par value; 1,000,000 shares authorized;
     1,000,000 shares issued and outstanding                             10,000
    Deficit accumulated during development stage                         (2,500)
                                                                       --------
       Total Stockholders' Equity                                         7,500
                                                                       --------

       TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                      $ 10,000
                                                                       ========

The accompanying notes are an integral part of the financial statements.

                             NEW ENERGY CORPORATION
                          (A Development Stage Company)
                             STATEMENT OF OPERATIONS
     FOR THE PERIOD FROM INCEPTION (SEPTEMBER 24, 2001) TO OCTOBER 31, 2001


NET SALES                                                               $    --

OPERATING EXPENSES                                                        2,500
                                                                        -------

LOSS BEFORE PROVISION FOR INCOME TAXES                                   (2,500)

PROVISION FOR INCOME TAXES                                                   --
                                                                        -------

NET LOSS                                                                $(2,500)
                                                                        =======

The accompanying notes are an integral part of the financial statements.

                             NEW ENERGY CORPORATION
                          (A Development Stage Company)
                        STATEMENT OF STOCKHOLDERS' EQUITY
     FOR THE PERIOD FROM INCEPTION (SEPTEMBER 24, 2001) TO OCTOBER 31, 2001

                                                            Deficit
                                                          Accumulated
                                     Common Stock         During the        Total
                                 ---------------------    Development   Stockholders'
                                  Shares       Amount        Stage         Equity
                                 ---------   ---------     ---------      ---------
Balance at inception
  (September 24, 2001)                  --   $      --     $      --      $      --

Issuance of common stock
  for inventory                  1,000,000      10,000            --         10,000

Net loss                                --          --        (2,500)        (2,500)
                                 ---------   ---------     ---------      ---------

Balance at October 31, 2001      1,000,000   $  10,000     $  (2,500)     $   7,500
                                 =========   =========     =========      =========

The accompanying notes are an integral part of the financial statements.

                             NEW ENERGY CORPORATION
                          (A Development Stage Company)
                             STATEMENT OF CASH FLOWS
     FOR THE PERIOD FROM INCEPTION (SEPTEMBER 24, 2001) TO OCTOBER 31, 2001

CASH FLOWS FROM OPERATING ACTIVITIES
  Net Loss                                                              $(2,500)
  Adjustments to Reconcile Net Loss to Net
    Cash Used In Operating Activities:
  Changes in Certain Assets and Liabilities:
    Increase in Accounts Payable
      and Accrued Expenses                                                2,500
                                                                        -------

NET CASH PROVIDED BY OPERATING ACTIVITIES                                    --
                                                                        -------

NET INCREASE IN CASH AND CASH EQUIVALENTS                                    --

CASH AND CASH EQUIVALENTS - BEGINNING                                        --
                                                                        -------

CASH AND CASH EQUIVALENTS - ENDING                                      $    --
                                                                        =======
CASH PAID DURING THE YEAR FOR:
    Interest Expense                                                    $    --
                                                                        =======
    Income Taxes                                                        $    --
                                                                        =======

NON-CASH FINANCING ACTIVITY:

During September 2001, inventory valued at $10,000 was contributed to the Company for 1,000,000 shares of common stock.

The accompanying notes are an integral part of the financial statements.

                             NEW ENERGY CORPORATION
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2001

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION

     New Energy Corporation (the "Company" or "New Energy"), was incorporated under the laws of the State of California on September 24, 2001. The Company is currently a development stage enterprise under the provisions of Statement of Financial Accounting Standards ("SFAS") No. 7.

     The Company has no operations and is still in the development stage. Subsequent to October 31, 2001, the Company has also been part of an SEC inquiry (see Note 6). This situation raises substantial doubt about its ability to continue as a going concern. The accompanying financial statements do not include any adjustments relative to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result from the outcome of this uncertainty. Management is currently initiating their business plan and in the process raising additional capital.

     LINE OF BUSINESS

     The Company is currently preparing its operations to produce electric and thermal energy from Solar Generators that are manufactured by a service provider. The Company will sell the energy produced to host customers that sign 10 to 20 year energy purchase agreements. The Company will collect free sunlight and earn income from host customers who receive a 20% discount off retail utility rates for electricity and thermal energy. The Company additionally will develop funding sources to fulfill host customer orders for Solar Generators and will lease and sell sales generators.

     USE OF ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     CASH AND CASH EQUIVALENTS

     The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents. As of October 31, 2001, the Company has no cash and cash equivalents.

                             NEW ENERGY CORPORATION
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2001

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     INVENTORY

     Inventory is carried at the lower of cost or market utilizing the first-in, first-out method (FIFO). As of October 31, 2001, the Company has contributed inventory consisting of solar energy parts. In accordance with Staff Accounting Bulletin No. 48, the Company valued the transaction at the shareholder's cost of the inventory which totaled $10,000. Subsequent to year-end, the inventory was physically observed, and the test counts attested to, by a Certified Public Accountant.

     INCOME TAXES

     Income taxes are provided for based on the asset and liability method of accounting pursuant to SFAS No. 109, "Accounting for Income Taxes." Deferred income taxes, if any, are recorded to reflect the tax consequences on future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each year-end.

     STOCK-BASED COMPENSATION

     SFAS No. 123, "Accounting for Stock-Based Compensation," establishes accounting policies for stock and stock-based awards issued to employees and non-employees for services rendered and goods received. The Company records transactions in which services or goods are rendered or received from non-employees for the issuance of equity securities based on the fair value of the Company's stock at the date the services are rendered or goods received.

     COMPREHENSIVE INCOME

     SFAS No. 130, "Reporting Comprehensive Income," establishes standards for the reporting and display of comprehensive income and its components in the financial statements. As of October 31, 2001, the Company has no items that represent comprehensive income and, therefore, has not included a schedule of comprehensive income in the financial statements.

     RECENT ACCOUNTING PRONOUNCEMENTS

     On June 29, 2001, SFAS No. 141, "Business Combinations," was approved by the Financial Accounting Standards Board ("FASB"), which requires that the purchase method of accounting be used for all business combinations initiated after June 30, 2001. Goodwill and certain intangible assets will remain on the balance sheet and not be amortized. On an annual basis, and when there is reason to suspect that their values have been diminished or impaired, these assets must be tested for impairment, and write-downs may be necessary. The Company is required to implement SFAS No. 141 on January 1, 2002 and it has not determined the impact, if any, that this statement will have on its financial position or results of operations.

                             NEW ENERGY CORPORATION
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2001


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     RECENT ACCOUNTING PRONOUNCEMENTS (CONTINUED)

     On June 29, 2001, SFAS No. 142, "Goodwill and Other Intangible Assets", was approved by the FASB, which changes the accounting for goodwill from an amortization method to an impairment-only approach. Amortization of goodwill, including goodwill recorded in past business combinations, will cease upon adoption of this statement. The Company is required to implement SFAS No. 142 on January 1, 2002 and it has not determined the impact, if any, that this statement will have on its financial position or results of operations.

     In  August  2001,  the FASB  issued  SFAS No.  143,  "Accounting  for Asset
     Retirement Obligation." SFAS No. 143 is effective for fiscal years beginning after June 15, 2002, and will require companies to record a liability for asset retirement obligations in the period in which they are incurred, which typically could be upon completion or shortly thereafter. The FASB decided to limit the scope to legal obligation and the liability will be recorded at fair value. The effect of adoption of this standard on the Company's results of operations and financial positions is being evaluated.

     In October 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." SFAS No. 144 is effective for fiscal years beginning after December 15, 2001. It provides a single accounting model for long-lived assets to be disposed of and replaces SFAS No. 121 "Accounting for the Impairment of Long-Lived Assets and Long-Lived Assets to Be Disposed Of." The effect of adoption of this standard on the Company's results of operations and financial positions is being evaluated.

NOTE 2 - RELATED PARTY TRANSACTIONS

     During September 2001, inventory valued at $10,000 was contributed to the Company for 1,000,000 shares of common stock.

NOTE 3 - INCOME TAXES

     For the period from September 24, 2001 (inception) to October 31, 2001, the components of the provision for income taxes were as follows:

                             NEW ENERGY CORPORATION
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2001


NOTE 3 - INCOME TAXES (Continued)

     Current Tax Expense
         U.S. Federal                                                    $  --
         State and Local                                                    --
                                                                         -----
     Total Current                                                          --
                                                                         -----

     Deferred Tax Expense
         U.S. Federal                                                       --
         State and Local                                                    --
                                                                         -----
     Total Deferred                                                         --
                                                                         -----

     Total Tax Provision                                                 $  --
                                                                         =====

     The reconciliation of the effective income tax rate to the Federal statutory rate is as follows:

     Federal Income Tax Rate                                              15.0%
     Deferred Tax Charge (Credit)                                           --
     Effect of Valuation Allowance                                       (23.0)%
     State Income Tax, net of Federal Benefit                              8.0%
                                                                         -----

     Effective Income Tax Rate                                             0.0%
                                                                         =====

     At October 31, 2001, the Company had net carryforward losses of $2,500. Because of the current uncertainty of realizing the benefit of the tax carryforward, a valuation allowance equal to the deferred tax assets benefit for the loss carryforward has been established. The full realization of the tax benefit associated with the carryforward depends predominantly upon the Company's ability to generate taxable income during the carryforward period.

     Deferred tax assets and liabilities reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities were as follows:

                                                              October 31,
                                                                 2001
                                                              -----------
     DEFERRED TAX ASSETS
     Loss Carryforwards                                          $ 575
     Less: Valuation Allowance                                    (575)
                                                                 -----
     Net Deferred Tax Assets                                     $  --
                                                                 =====

     Net operating loss carryforwards expire through 2021. Per year availability is subject to change of ownership limitations under Internal Revenue Code
     Section 382.

                             NEW ENERGY CORPORATION
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2001


NOTE 4 - COMMITMENTS AND CONTINGENCIES

     As of October 31, 2001, the Company has no lease or other operating agreements or commitments (see Note 6).

NOTE 5 - STOCKHOLDERS' EQUITY

     COMMON STOCK

     The aggregate number of shares of common stock that the Company has authority to issue is 1,000,000 shares at no par value. As of October 31, 2001 1,000,000 shares were issued and outstanding. These shares were issued for inventory totaling $10,000 (see Note 1).

NOTE 6 - SUBSEQUENT EVENTS

     SECURITY AND EXCHANGE COMMISSION ACTION

     The Commission filed a complaint on February 1, 2002, alleging securities violations against the Company, (also referred to as "New Energy"); Tor Ewald, an officer and majority shareholder of the Company; MegaWatt, also under majority control of Tor Ewald; Geneva Financial Ltd. ("Geneva"), a Nevis corporation; Marcelino Colt ("Colt"), a Panamanian citizen who resides in Panama and Mexico and is the President, Secretary, and Treasurer of Geneva; Magnum Financial Group LLC ("Magnum"), a California limited liability company based in Los Angeles, California, which is a financial communications, corporate development, and financial advisory firm; Stratos Research L.L.C. ("Stratos"), a financial research firm that focuses on micro-cap companies which publishes its research on its Internet site at www.stratosresearch.com and is affiliated with Magnum. Magnum and Stratos share the same address and telephone numbers. Michael S. Manahan, a resident of Harbor Springs, California, is the President of Magnum; and other individuals and entities.

     The Commission alleged that the conduct of Colt, Geneva, Ewald, New Energy, Manahan, and Magnum violated the antifraud provisions of the securities laws, and sought injunctive relief, disgorgement of ill-gotten gains, prejudgment interest, and civil penalties.

                             NEW ENERGY CORPORATION
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2001


NOTE 6 - SUBSEQUENT EVENTS (Continued)

     SECURITY AND EXCHANGE COMMISSION ACTION (CONTINUED)

     The Commission's complaint alleged that Colt orchestrated the manipulative scheme, including the hiring of Magnum to post a false and misleading buy recommendation, the distribution of mass e-mails or spam containing fraudulent statements, issuing a false and misleading press release, and placing the release onto New Energy's website.

     On February 19, 2002, New Energy and Ewald entered into a settlement agreement with the Commission. New Energy and Ewald were enjoined from future violations of the antifraud provisions of the Securities Exchange Act of 1934, Section 10(b) and Rule 10B-5 thereunder. New Energy and Ewald consented to the entry of the Judgments without admitting or denying the commission's allegations. Neither New Energy nor Tor Ewald were required to pay any type of monetary penalty.

     Pursuant to the consent of other parties, the Court entered a limited asset freeze against relief defendants York Chandler ("Chandler") and Burke Maxfield, a former officer and director of the Company, ("Maxfield"). The Court froze $82,500 of Chandler's assets and $159,250 of Maxfield's assets pending the final resolution of the commission's action against them. The amounts allegedly represent ill-gotten gains from trading New Energy.

     PUBLIC  ACQUISITION

     The Company entered into an acquisition agreement (the "Agreement"), dated November 18, 2001, with UBETIGOLF, Inc., a Utah corporation ("UBET").

                             NEW ENERGY CORPORATION
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2001


NOTE 6 - SUBSEQUENT EVENTS (Continued)

     PUBLIC ACQUISITION (CONTINUED)

     The agreement became effective November 18, 2001 when UBET issued 10,002,000 shares of its common stock (1,667,000 pre six for one stock split) or 50.83% of its shares in exchange for 100% of the Company's outstanding common stock. Pursuant to the terms of the merger, the Company became a wholly owned subsidiary of UBET. Concurrent with the share exchange agreement, the sole shareholder of the Company purchased 6,000,000 shares of UBET's common stock (1,000,000 pre six for one stock split) from a shareholder of UBET, bringing the total holdings of UBET by the shareholder to 81.32%.

     This merger transaction has been accounted for as a reverse acquisition. As a result of this transaction, the former shareholders of NECO acquired or exercised control over a majority of the shares of UBET. Accordingly, the transaction has been treated for accounting purposes as a recapitalization of NECO.

     JOINT MARKETING AGREEMENT - TECHNOLOGY LICENSE AGREEMENT

     The Company entered into a 20 year Joint Marketing Agreement with Megawatt Energy Corporation ("MegaWatt"), a company owned 60% by the 100% shareholder of the Company, on November 18, 2001 whereby the Company will market certain solar generators for MegaWatt.

     The Joint Marketing Agreement called for participation in the revenue as follows:

          a) MegaWatt is to receive 70% of gross revenues derived from the sale of any and all solar generators; and

          b) The Company is to receive 30% of gross revenues derived from the sale of any and all solar generators.

     The Joint Marketing Agreement was terminated by mutual agreement of the Company and MegaWatt, and replaced by a Technology-Lease Agreement.

     TECHNOLOGY LICENSE AGREEMENT

     On March 20, 2002, the Company and MegaWatt entered into a Technology License Agreement which will remain in effect through December 31, 2025, with two successive and equal renewable terms. The Technology License Agreement provides the Company with the right to purchase certain solar generators at favorable terms.

                             NEW ENERGY CORPORATION
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2001


NOTE 6 - SUBSEQUENT EVENTS (Continued)

     ENERGY PURCHASE AGREEMENT

     On January 3, 2002, the Company entered into a Energy Purchase Agreement with Andrew M. Martin Co., Inc. ("AMC") whereby AMC wishes to avoid high energy costs and agrees to purchase energy produced by the Company's solar electro-thermal generating equipment, sub -systems, recording meters and interconnect (the "Solar Generator") at a 20% below prevailing energy rates charged by the local public utility company for a term of 60 months with an option for a second 60 month term at a 30% discount.

     OPERATING LEASES

     During January 2002, the Company entered into a 5-year lease in La Jolla, California, for the corporate offices. The monthly rental is $1,578. Yearly increases are based on an index formula.

     MEGAWATT OWNERSHIP

     During April 2002, the principal shareholder of the Company transferred 52,000 shares of his ownership in MegaWatt to other non-related parties. This reduced the principal shareholder's ownership position in MegaWatt to 8%.